SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

Lotsoff Capital Management Investment Trust
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed

PRELIMINARY PROXY NOTICE, SUBJECT TO CHANGE, SEPTEMBER 24, 2009

Lotsoff Capital Management Investment Trust
20 North Clark Street
Chicago, Illinois  60602

Notice of Special Meeting of Shareholders
of Lotsoff Capital Management Micro Cap Fund to be Held October 30, 2009

To Shareholders of Lotsoff Capital Management Micro Cap Fund:

We invite you to attend a Special Meeting of Shareholders (the “Special Meeting”) of the Lotsoff Capital Management Micro Cap Fund (the “Fund”), a series of Lotsoff Capital Management Investment Trust, a Delaware statutory trust registered under the Investment Company Act of 1940, on Friday, October 30, 2009 at 10:00 a.m., local time, at the offices of Lotsoff Capital Management, 20 North Clark Street, Chicago, Illinois  60602.  As we describe in the accompanying Proxy Statement, the shareholders will meet for the following purposes:

1.	to approve a new investment advisory agreement for the Fund; and

2.	to consider and act upon any other business that properly comes before the Special Meeting or any adjournment or postponement thereof.

We have enclosed with the accompanying Proxy Statement a proxy card solicited by our Board of Trustees.  Your vote is important, no matter how many shares you own.  Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions under “Frequently Asked Questions” to vote by phone or via the Internet.  You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Special Meeting.

We look forward to seeing you at the Special Meeting.

LOTSOFF CAPITAL MANAGEMENT INVESTMENT TRUST

Margaret M. Baer
Secretary
Chicago, Illinois
September ____, 2009

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on October 30, 2009

This Proxy Statement and copies of the Trust’s most recent annual report to shareholders are available at www.proxyonline.com/docs/lotsoffcapmgmtmicrocap.pdf.

PRELIMINARY Q&A, SUBJECT TO CHANGE, SEPTEMBER 24, 2009

FREQUENTLY ASKED QUESTIONS

Why have I received this proxy statement?

Our Board of Trustees (the “Board”) has sent you this proxy statement to ask for your vote as a shareholder of the Lotsoff Capital Management Micro Cap Fund (the “Fund”), a series of Lotsoff Capital Management Investment Trust (the “Trust”).  Shareholders will vote on the approval of a new investment advisory agreement for the Fund.

Lotsoff Capital Management (the “Adviser”), an Illinois limited liability company and the current investment adviser to the Fund, previously had two classes of ownership, consisting of voting and non-voting shares.  Seymour N. Lotsoff, Mark S. Levey and Stephen K. Bossu owned 92% of the voting shares while Joseph N. Pappo and Donald W. Reid owned 100% of the non-voting shares.  Pursuant to a restructuring of the Adviser’s capital structure, three share classes were created, a new voting class of shares and two classes of non-voting shares, and control of the Adviser was transferred from Messrs. Lotsoff, Levey and Bossu to Messrs. Pappo and Reid (the “Transaction”).

The Transaction was effective on September 1, 2009, resulting in Messrs. Pappo and Reid owning approximately 57% of the authorized new Class A voting shares of the Adviser, and Messrs. Lotsoff, Levey and Bossu owning no voting shares of the Adviser and 92% of the new Class B and Class C non-voting shares of the Adviser.  The remaining 43% of the Class A voting shares of the Adviser have been distributed to key employees of the Adviser.  Those employees owning over 5% of the Class A voting shares are Joseph N. Pappo 28.4%, Donald W. Reid 28.4%, Gary R. Lisk 7%, Allison J. Brink 7% and Margaret M. Baer 5.5%.

No consideration was paid in connection with the Transaction.  However, for a set period of time, the Class B and Class C members are entitled to preferential distributions from the cash flow of the Adviser.

In light of the change of control of the Adviser pursuant to the Transaction, the Transaction caused an assignment of the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser under the Investment Company Act of 1940 (the “1940 Act”).  This assignment terminated the prior investment advisory agreement in accordance with its terms as required by Section 15 of the 1940 Act.  In anticipation of this assignment and termination, the Board, including a majority of the directors who are not “interested persons” of the Trust (as defined under the 1940 Act), approved on August 20, 2009 an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Agreement”) that took effect on September 1, 2009.  Except for provisions required by Rule 15a-4 of the 1940 Act, the Interim Agreement contained the same terms and conditions as the prior investment advisory agreement.

In accordance with Rule 15a-4 of the 1940 Act, under the terms of the Interim Agreement, if the shareholders of the Trust fail to approve a new investment advisory agreement within 150 days after the effective date of the Interim Agreement, the Interim Agreement will terminate and the Board will have to consider alternate arrangements in respect of the management of the Fund’s assets.  Accordingly, on August 20, 2009, the Board approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser and is seeking shareholder approval of the new investment advisory agreement (see Proposal 1).  There are no material differences between the new investment advisory agreement and the prior investment advisory agreement, nor are there any material differences in the investment adviser’s obligations under the new agreement.

Who is entitled to vote?

If you owned shares of the Fund as of the close of business on the record date of August 31, 2009 (the “Record Date”), then you are entitled to vote.  You will be entitled to one vote per share for each share that you own on the Record Date.

i

How will the approval of the new investment advisory agreement affect shareholders?

There are no material differences between the new investment advisory agreement and the prior investment advisory agreement, nor are there any material differences in the investment adviser’s obligations under the new agreement.  The fees payable by the Fund under the new investment advisory agreement are the same as the fees payable by the Fund under the prior investment advisory agreement.

How do I vote my shares?

For your convenience, you may vote your shares in the following four ways:

In Person:  You may vote your shares in person at the Special Meeting if you attend.

By Mail:  You may vote your shares by completing, dating, signing and returning your proxy card by mailing it in the enclosed postage-paid envelope.

By Telephone:  You may vote your shares by telephone.  To do so, please have your proxy card available, call the toll-free number on the proxy card and follow the simple instructions.

Via the Internet:  You may vote your shares via the Internet.  To do so, please have your proxy card available and go to the website shown on the proxy card.  Follow the simple instructions found on the website.

How will proxies be solicited?

We will solicit proxies by mail.  In addition, certain of our officers and employees may solicit by telephone, telegraph and personally.  These officers and employees will not be paid specifically for soliciting proxies.  The Adviser will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Fund.

How many shares of the Fund are entitled to vote?

As of the Record Date, the number of shares of the Fund that were entitled to vote at the Special Meeting was 5,038,986.

What happens if other matters come up at the Special Meeting?

The matter described in this proxy statement is the only matter that we know of that will be voted on at the Special Meeting.  If other matters are properly presented at the Special Meeting, the proxyholders named in the proxy card will vote your shares as they see fit.

What happens if the Special Meeting is adjourned?

The Special Meeting could be adjourned if, for example, a quorum does not exist or if a quorum exists but sufficient votes to approve a proposal are not received.  In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of votes voted for and against the proposals, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares that are represented at the Special Meeting in person or by proxy.  For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

ii

What constitutes a quorum?

A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business.  With respect to the proposals, a quorum is present if shareholders entitled to cast a majority of all the votes entitled to be cast at the Special Meeting are present in person or by proxy.

Is the Transaction a taxable transaction to the Fund?

The proposed Transaction is a non-event for tax purposes for shareholders of the Fund and thus, is not a taxable transaction to the Fund.

What happens if I sign and return my proxy card but do not mark my vote?

Margaret M. Baer and Richard J. DeMatteo, as proxies, will vote your shares “for” the new investment advisory agreement.

May I revoke my proxy?

Whether you vote in person, by mail, by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving the Trust’s Secretary written notice of your revocation, by submitting a subsequent proxy (the subsequent proxy may be submitted by mail, by telephone or via the Internet) or by voting in person at the Special Meeting.  Your attendance at the Special Meeting does not automatically revoke your proxy.

Who will count the votes?

A representative of The Altman Group, Inc., a third-party proxy solicitation firm, will tabulate the votes and act as the inspector of election.

iii

PRELIMINARY PROXY STATEMENT, SUBJECT TO CHANGE, SEPTEMBER 24, 2009

LOTSOFF CAPITAL MANAGEMENT INVESTMENT TRUST
20 North Clark Street
Chicago, Illinois  60602

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FRIDAY, OCTOBER 30, 2009

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Lotsoff Capital Management Investment Trust, a Delaware statutory trust (the “Trust”), for a Special Meeting of Shareholders of the Lotsoff Capital Management Micro Cap Fund (the “Fund”), a series of the Trust, to be voted at the Special Meeting of Shareholders and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  The Special Meeting of Shareholders will be held on Friday, October 30, 2009 at 10:00 a.m., local time (the “Special Meeting”), at the offices of Lotsoff Capital Management, 20 North Clark Street, Chicago, Illinois  60602.  The mailing of the Notice of Special Meeting, this proxy statement and the accompanying proxy card will take place on or about September ____, 2009.

Lotsoff Capital Management (the “Adviser”), an Illinois limited liability company and the current investment adviser to the Fund, previously had two classes of ownership, consisting of voting and non-voting shares.  Seymour N. Lotsoff, Mark S. Levey and Stephen K. Bossu owned 92% of the voting shares while Joseph N. Pappo and Donald W. Reid owned 100% of the non-voting shares.  Pursuant to a restructuring of the Adviser’s capital structure, three share classes were created, a new voting class of shares and two classes of non-voting shares, and control of the Adviser was transferred from Messrs. Lotsoff, Levey and Bossu to Messrs. Pappo and Reid (the “Transaction”).

The Transaction was effective on September 1, 2009, resulting in Messrs. Pappo and Reid owning approximately 57% of the authorized new Class A voting shares of the Adviser, and Messrs. Lotsoff, Levey and Bossu owning no voting shares of the Adviser and 92% of the new Class B and Class C non-voting shares of the Adviser.  The remaining 43% of the Class A voting shares of the Adviser have been distributed to key employees of the Adviser.  Those employees owning over 5% of the Class A voting shares are Joseph N. Pappo 28.4%, Donald W. Reid 28.4%, Gary R. Lisk 7%, Allison J. Brink 7% and Margaret M. Baer 5.5%.

No consideration was paid in connection with the Transaction.  However, for a set period of time, the Class B and Class C members are entitled to preferential distributions from the cash flow of the Adviser.

In light of the change of control of the Adviser pursuant to the Transaction, the Transaction caused an assignment of the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser under the Investment Company Act of 1940 (the “1940 Act”).  This assignment terminated the prior investment advisory agreement in accordance with its terms as required by Section 15 of the 1940 Act.  In anticipation of the assignment and termination, the Board, including a majority of the directors who are not “interested persons” of the Trust (as defined under the 1940 Act), approved on August 20, 2009 an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Agreement”) that took effect on September 1, 2009.  Except for provisions required by Rule 15a-4 of the 1940 Act, the Interim Agreement contained the same terms and conditions as the prior investment advisory agreement.

In accordance with Rule 15a-4 of the 1940 Act, under the terms of the Interim Agreement, if the shareholders of the Trust fail to approve a new investment advisory agreement within 150 days after the effective date of the Interim Agreement, the Interim Agreement will terminate and the Board will have to consider alternate arrangements in respect of the management of the Fund’s assets.  Accordingly, on August 20, 2009, the Board approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser and is seeking shareholder approval of the new investment advisory agreement (see Proposal 1).  There are no material differences between the new investment advisory agreement and the prior investment advisory agreement, nor are there any material differences in the investment adviser’s obligations under the new agreement.

Section 15(f) of the 1940 Act provides that an investment adviser of a registered investment company (such as the Adviser) or an affiliated person of such investment adviser may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an “assignment” of an advisory agreement (which is the case with respect to the current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser) if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of trustees of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the new investment adviser or its predecessor; and (2) no “unfair burden” (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable to the transaction.  The Fund will use its reasonable efforts to comply with the requirements of Section 15(f), and to assure that for a period of three years following consummation of the Transaction at least 75% of the members of the Board are not “interested persons” of the Adviser.  With respect to the other condition, the Board has, with the advice of counsel, determined that none of the arrangements related to the Transaction involves the imposition of an unfair burden on the Fund.

Proxies will be solicited by mail, telephone, telegraph and personally.  The Adviser will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Fund.  Whether you vote in person, by mail, by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving the Trust’s Secretary written notice of your revocation, by submitting a subsequent proxy (the subsequent proxy may be submitted by mail, by telephone or via the Internet) or by voting in person at the Special Meeting.  Your attendance at the Special Meeting does not automatically revoke your proxy.  Your attendance at the Special Meeting does not automatically revoke your proxy.

You may request a copy of the Trust’s most recent annual report and semi-annual report succeeding the annual report, if any, by calling 1-877-568-7633 or writing the Lotsoff Capital Management Investment Trust, P.O. Box 1181, Milwaukee, WI  53201-1181.  We will furnish these copies free of charge.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

Set forth below are the names and addresses of all holders of the Fund’s shares who as of the record date of August 31, 2009 (the “Record Date”) owned of record or to the knowledge of the Fund, beneficially owned more than 5% of the Fund’s then outstanding shares.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class

Genworth Financial Trust Company FBO Genworth Financial Asset Management FBO Their Mutual Clients 3200 North Central Ste 612 Phoenix, Arizona 85012	4,962,951	98.5%

As of the Record Date, the officers and Trustees of the Trust as a group, and each individually, owned less than 1% of the outstanding securities of the Fund.

PROPOSAL:  APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Introduction

The Adviser currently acts as the investment adviser to the Fund pursuant to the Interim Agreement.  The Interim Agreement for the Fund is dated September 1, 2009, has a maximum duration of 150 days and was entered into in anticipation of the Transaction.  Prior to the Transaction, the Adviser acted as investment adviser to the Fund pursuant to a prior investment advisory agreement (the “Prior Agreement”).  The Prior Agreement for the Fund is dated October 29, 2003 and was entered into in connection with the organization of the Fund.  The Board most recently provided its annual approval of the Prior Agreement on August 25, 2008.

As noted above, in light of the change of control of the Adviser pursuant to the Transaction, the Transaction caused an assignment of the Prior Agreement, and this assignment terminated the Prior Agreement in accordance with its terms.  In anticipation of this assignment and termination, the Board, including a majority of the directors who are not “interested persons” of the Trust (as defined under the 1940 Act), approved the Interim Agreement.  In accordance with Rule 15a-4 of the 1940 Act, under the terms of the Interim Agreement, if the shareholders of the Trust fail to approve a new investment advisory agreement within 150 days after the effective date of the Interim Agreement, the Interim Agreement will terminate and the Board will have to consider alternate arrangements in respect of the management of the Fund’s assets.

On August 20, 2009, the Board approved a new investment advisory agreement for the Fund between the Trust, on behalf of the Fund, and the Adviser (the “New Agreement”).  The New Agreement will become effective upon the approval of the New Agreement at the Special Meeting.

Description of the New Agreement and Comparison of New Agreement and Prior Agreement

The form of the New Agreement is attached as Exhibit A to this proxy statement.  The description in this section of the terms of the New Agreement is qualified in its entirety by reference to this Exhibit.

Under the New Agreement, as under the Prior Agreement, the Adviser will provide investment advisory services to the Fund.  There are no material differences between the New Agreement and the Prior Agreement, nor are there any material differences in the Adviser’s obligations under the New Agreement.  The New Agreement has an initial term of two (2) years and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (i) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the New Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  The New Agreement, like the Prior Agreement, provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Fund’s shareholders, on sixty (60) calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

Pursuant to the New Agreement and the Prior Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization and pays the salaries and fees of all Trustees of the Trust (except the fees paid to non-interested Trustees).  For the foregoing, the Fund pays the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.95% (the fee is the same under both the New Agreement and the Prior Agreement).

Under both the New Agreement and the Prior Agreement, the Adviser is not required to pay any expenses of the Fund except if the total expenses borne by the Fund, including the investment advisory fee and the administration fee but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, brokerage commissions and extraordinary items, in any year, exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund’s shares are qualified for sale or, if the states in which the Fund’s shares are qualified for sale impose no such restrictions, 3.00%.

The Fund monitors its expense ratio at least on a monthly basis.  If the accrued amount of the expenses of the Fund exceed the expense limitation, the Fund creates a receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.

For services provided by the Adviser under the Prior Agreement for the fiscal year ended September 30, 2008, the Fund paid the Adviser fees of $1,501,332.

The New Agreement, like the Prior Agreement, provides that the Adviser is not liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The New Agreement, like the Prior Agreement, also provides that the Adviser may render investment advisory services to others.

Allocation of Fees and Expenses

Under the New Agreement, as under the Prior Agreement, the Fund pays all of its expenses not assumed by the Adviser, including, but not limited to, the professional costs of preparing and the cost of printing its registration statement required under the Securities Act of 1933, as amended and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission (“SEC”) and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, taxes and legal expenses.  The Fund also pays salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage commissions and other expenses incurred in connection with portfolio transactions, fees and expenses of any custodian having custody of the Fund’s assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars, and share transfer agents and the cost of keeping all necessary shareholder records and accounts.

The fees paid by the Fund under the New Agreement are the same as the fees paid by the Fund under the Prior Agreement.

Description of the Adviser

The Adviser, the current investment adviser to the Fund, is an Illinois limited liability company and a registered investment adviser whose principal offices are located at 20 North Clark Street, Chicago, Illinois  60602.  The Adviser’s executive officers include Joseph N. Pappo, Senior Managing Director and Chief Executive Officer, and Donald W. Reid , Senior Managing Director and Chief Investment Officer.  The name and principal occupation of the principal executive officer and each director of the Adviser are listed below (the address of each is c/o Lotsoff Capital Management, 20 North Clark Street, Chicago, Illinois  60602):

Name and Office	Principal Occupation

Donald W. Reid Senior Managing Member and Chief Investment Officer	Senior Managing Member and Chief Investment Officer of the Adviser.
Joseph N. Pappo Senior Managing Member and Chief Executive Officer	Senior Managing Member and Chief Executive Officer of the Adviser.
Allison J. Brink Managing Member and Chief Marketing Officer	Managing Member and Chief Marketing Officer of the Adviser.
Margaret M. Baer Managing Member and Chief Administrative Officer	Managing Member and Chief Administrative Officer of the Adviser.
Richard DeMatteo Managing Member, Chief Operating Officer and Chief Compliance Officer	Managing Member, Chief Operating Officer and Chief Compliance Officer of the Adviser.
Terese K. Constantino Managing Member and Controller	Managing Member and Controller of the Adviser.

Required Vote

The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund is required for the approval of the New Agreement.  Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present at the Special Meeting or represented by proxy if the holders of 50% or more of the Fund’s shares are so present or represented; or (ii) more than 50% of the Fund’s outstanding shares.  Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present.  The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the applicable Fund’s outstanding shares are present, has no effect if (i) above is applicable and has the same effect as a vote against the New Agreement if (ii) above is applicable.  Abstentions and broker non-votes have the same effect as a vote against the New Agreement regardless of whether (i) or (ii) above is applicable.  If the New Agreement is not approved then the Board will have to consider alternate arrangements in respect of the management of the Fund’s assets.

Recommendation

On August 20, 2009, the Board approved the New Agreement.  Prior to approving the agreement, the Board considered:

i
the nature, extent and quality of the services provided by the Adviser under the Prior Agreement, and that the services to be performed by the Adviser under the New Agreement are substantially the same as the services performed by the Adviser under the Prior Agreement;

i	the investment performance of the Fund;

i	the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund;

i	the expense ratio of the Fund;

i	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale; and

i	that the annual rate paid by the Fund under the New Agreement is the same as the annual rate paid by the Fund under the Prior Agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed a report prepared by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services they provide to the Fund.  The Board concluded that the Adviser was providing essential services to the Fund.

The Board discussed the Fund’s performance and reviewed the comparison of the Fund’s performance to benchmark indices over various periods of time, concluding that the performance of the Fund warranted the approval of the New Agreement.  The Board noted that in addition to the absolute performance of the Fund, the Fund adheres to its stated investment style.

The Board reviewed the advisory fees payable by the Fund.  They considered the revenues realized by the Adviser, as well as the costs incurred by the Adviser in its management of the Fund.  They noted that the Adviser receives no revenue, other than advisory fees, for the services it provides the Fund, but does receive research used in its management of the Fund and the assets of its other investment advisory accounts.  The Board determined that the profits realized by the Adviser from its relationship with the Fund were reasonable and not excessive.

The Board reviewed reports prepared by the Fund’s administrator comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund was in the range of comparable mutual funds.  The Board also reviewed a report indicating that the Adviser was not realizing economies of scale that would make breakpoints appropriate in its management of the Fund and was unlikely to do so in the future.

Finally, the Board also considered that the Adviser has been investment adviser to the Fund since its inception and that the Transaction would not change the way in which the Adviser manages the Fund.

Accordingly, the Board recommends a vote “FOR” the New Agreement.

ADMINISTRATOR AND PRINCIPAL UNDERWRITER

The administrator to the Fund is UMB Fund Services, Inc., a Wisconsin corporation (“UMBFS”), 803 West Michigan Street, Milwaukee, Wisconsin 53233.  UMBFS provides various administrative and fund accounting services to the Fund, including calculating the Fund’s net asset value, pursuant to an administration agreement with the Trust on behalf of the Fund.

UMB Distribution Services, LLC (the “Distributor”), 803 West Michigan Street, Milwaukee, Wisconsin 53233 acts as distributor for the Fund.  The Distributor offers shares of the Fund on a continuous basis, reviews advertisements of the Fund and acts as liaison for the Fund’s broker-dealer relationships.  The Distributor is not obligated to sell any certain number of shares of the Fund.

RECEIPT OF SHAREHOLDER PROPOSALS

Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust’s proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Trust of any such proposal. Since the Trust does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Trust a reasonable time before the solicitation of proxies for the meeting is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

The Board knows of no other matters that may come before the Special Meeting.  If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

LOTSOFF CAPITAL MANAGEMENT INVESTMENT TRUST

Margaret M. Baer
Secretary
Chicago, Illinois
September ____, 2009

EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made this ____ day of _______, 2009 between Lotsoff Capital Management Investment Trust, a Delaware statutory trust (the “Trust”), and Lotsoff Capital Management (the “Adviser”).

RECITALS:

WHEREAS, the Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company consisting of one series, Lotsoff Capital Management Micro Cap Fund (the “Fund”); and

WHEREAS, the Trust desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as the investment adviser for the Fund.

AGREEMENT:

NOW, THEREFORE, the Trust and the Adviser do mutually promise and agree as follows:

1.           Employment.  The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Fund for the period and on the terms set forth in this Agreement.  The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

2.           Authority of the Adviser.  The Adviser shall supervise and manage the investment portfolio of the Fund, and, subject to such policies as the Board of Trustees of the Trust may determine, direct the purchase and sale of investment securities in the day to day management of the Fund.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.  However, one or more members, officers or employees of the Adviser may serve as trustees and/or officers of the Trust, but without compensation or reimbursement of expenses for such services from the Trust.  Nothing herein contained shall be deemed to require the Trust to take any action contrary to its charter documents, as amended or supplemented, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the affairs of the Trust.

3.           Expenses.  The Adviser, at its own expense and without reimbursement from the Trust, shall furnish office space, and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund.  The Adviser shall not be required to pay any expenses of the Fund except as provided herein if the total expenses borne by the Fund, including the Adviser’s fee and the fees paid to the Fund’s administrator, but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, brokerage commissions and extraordinary items, in any year exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which the Fund’s shares are qualified for sale or, if the states in which the Fund’s shares are qualified for sale impose no such restrictions, 3.00%. The expenses of the Fund’s operations borne by the Fund include by way of illustration and not limitation, trustees’ fees paid to those trustees who are not interested trustees under the Act, the professional costs of preparing and printing registration statements required under the Securities Act of 1933, as amended, and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage commissions and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund’s assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and share transfer agents and the cost of keeping all necessary shareholder records and accounts.

The Trust shall monitor the Fund’s expense ratio on a monthly basis.  If the accrued amount of the expenses of the Fund exceeds the expense limitation established herein, the Fund shall create an account receivable from the Adviser in the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Trust’s fiscal year if accrued expenses thereafter fall below the expense limitation.

4.           Compensation of the Adviser.  For the services to be rendered by the Adviser hereunder, the Trust through the Fund shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.  The advisory fee shall be 0.95% per annum of such average net assets.  For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net assets of the business days during which it is so in effect.

5.           Ownership of Shares of the Fund.  The Adviser shall not take an ownership position in the Fund, and shall not permit any of its members, officers or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

6.           Exclusivity.  The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby.  Although the Adviser has agreed to permit the Fund and the Trust to use the names “Lotsoff” and “Lotsoff Capital Management”, if they so desire, it is understood and agreed that the Adviser reserves the right to use and to permit other persons, firms or corporations, including investment companies, to use such name, and that the Fund and the Trust will not use such names if the Adviser ceases to be the Fund’s sole investment adviser.  During the period that this Agreement is in effect, the Adviser shall be the Fund’s sole investment adviser.

7.           Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

8.           Brokerage Commissions.  The Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act).

9.           Code of Ethics.  The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption.  Upon written request of the Trust, the Adviser shall permit the Trust to examine any reports required to be made by the Adviser pursuant to Rule 17j-1(1) under the Act.

10.           Amendments.  This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Trustees of the Trust in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

11.           Termination.  This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the Act, upon giving written notice sixty (60) calendar days in advance to the Adviser.  This Agreement may be terminated by the Adviser at any time upon giving written notice sixty (60) calendar days in advance to the Trust.  This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act).  Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for two (2) years from the date hereof and indefinitely thereafter, but only so long as the continuance after such two (2) year period is specifically approved annually by (i) the Board of Trustees of the Trust or by the vote of the majority of the outstanding voting securities of the Fund (as defined in the Act) and (ii) the Board of Trustees of the Trust in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) calendar days thereafter.

* * *
IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be executed on the day first above written.

LOTSOFF CAPITAL MANAGEMENT
(the “Adviser”)

By: _________________________

        Name: ___________________

        Title: ____________________

LOTSOFF CAPITAL MANAGEMENT INVESTMENT TRUST
(the “Trust”)

By: _________________________

        Name: ___________________

        Title: ____________________

PRELIMINARY FORM OF PROXY, SUBJECT TO CHANGE, SEPTEMBER 24, 2009

PROXY TABULATOR	To vote by Internet
The Altman Group, Inc.
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website [_________]
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call [_______________]
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:			KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LOTSOFF CAPITAL MANAGEMENT INVESTMENT TRUST

This Proxy is solicited on behalf of the Board of Trustees of Lotsoff Capital Management Investment Trust

Vote on Proposals			For	Against	Abstain
			[ ]	[ ]	[ ]
1. To approve a proposed new investment advisory agreement for the Fund.

2. In their discretion upon such other business as may properly come before the meeting.

This proxy will be voted as specified. If no specification is made, this proxy will be voted for the proposal to approve the new investment advisory agreement for the Fund.

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy.  If stock is issued in the name of two or more persons, each should sign the proxy.  If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF LOTSOFF CAPITAL MANAGEMENT MICRO CAP FUND

The undersigned constitutes and appoints Margaret M. Baer and Richard J. DeMatteo and each of them singly, with power of substitution, as attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the Special Meeting of Shareholders of the Lotsoff Capital Management Micro Cap Fund (the “Fund”) to be held at the offices of Lotsoff Capital Management, 20 North Clark Street, Chicago, Illinois 60602, on Friday, October 30, 2009, at 10:00 a.m., local time, and at any adjournments or postponements thereof, all shares of stock of the Fund which the undersigned is entitled to vote as directed on the reverse side.